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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   July 10, 1996


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


         DELAWARE                      1-7882                   94-1692300
         --------                      ------                   ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                      94088-3453
     ---------------------                                      ----------
(address of principal executive offices)                        (Zip Code)


Registrant's telephone number,
 including area code:                                   (408) 732-2400
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Item 5.  Other Events.
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       On July 10, 1996, Advanced Micro Devices, Inc. (the "Company") announced its second quarter revenues. The Company reported a net loss of $34,672,000 on sales of $455,077,000. The loss amounted to $0.26 per common share on a fully diluted basis. The results include a non-recurring pre-tax gain of $16.3 million resulting from a sale of securities. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

       During the second quarter, the Company produced more than 500,000 of its AMD-K5(TM) PR75 (75 MHz) and AMD-K5 PR90 (90 MHz) microprocessors, but shipped only 200,000 units. The Company also began initial shipments of its AMD-K5 PR100 (100 MHz) microprocessor in the second quarter. Due to anticipated slower demand for its AMD-K5 products, the Company expects that it will produce fewer AMD-K5 microprocessors in the third quarter of 1996 than its previous goal of 1,000,000 units. This may also cause the Company to produce fewer AMD-K5 microprocessors during the remainder of 1996 and through the first quarter of 1997 than the 3,000,000 units and 5,000,000 units previously announced with respect to such periods.

       The matters discussed above contain forward-looking statements regarding the Company's anticipated production and sales of its AMD-K5 microprocessors. These statements involve risks and uncertainties that could cause actual results to differ from predicted results. The Company's production plans are subject to change depending on customers inventory levels and orders for the Company's products, changed industry and Company forecasts of demand, the timing of introduction of higher-performance fifth-generation microprocessors and other products, and the place at which the Company is able to ramp production of fifth-generation microprocessors in FAB 25. The Company's success in producing and selling products as planned is subject to numerous risks and uncertainties including those related to the potentially adverse effects of marketing and pricing strategies adopted by Intel Corporation which has a dominant position in the microprocessor market, the possibility that products newly introduced by the Company may fail to achieve market acceptance or that any of the Company's products may be found to be defective, possibly adverse conditions in the personal computer market and unexpected interruptions in the Company's manufacturing operations. Information on the factors that could affect the Company's financial results are set forth in the Company's SEC filings, including the filed report on Form 10-K for the year ended December 31, 1995, and the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1996.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99   Press release dated July 10, 1996


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                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANCED MICRO DEVICES, INC.
                                          (Registrant)



Date:  July 22, 1996             By: /s/ Marvin D. Burkett
                                     ________________________________
                                         Marvin D. Burkett
                                         Senior Vice President, Chief
                                         Financial and Administrative
                                         Officer and Treasurer


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                                 Exhibit Index
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Exhibit Number      Exhibit
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     99                 Press release dated July 10, 1996


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